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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 1, 1994
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                            Cardinal Health, Inc.
               (formerly known as Cardinal Distribution, Inc.)
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            (Exact name of registrant as specified in its charter)




       Ohio                        0-12591                      31-0958666
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(State or other jurisdiction     (Commission                   (IRS Employer
of incorporation)                File Number)                  Identification
                                                               Number)


    655 Metro Place South, Suite 925, Dublin, Ohio                 43017
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       (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (614) 761-8700
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Item 8. CHANGE IN FISCAL YEAR

        On March 1, 1994, the registrant made the decision to change its fiscal year end to June 30. A report covering the three months ended June 30, 1993 (the "Transition Period") was previously filed on Form 10Q. Selected audited financial data for the Transition Period will be included in the registrant's Form 10K for its fiscal year ended June 30, 1994.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CARDINAL HEALTH, INC.


        Date: March 1, 1994                     By: /s/ David Bearman
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                                                    David Bearman
                                                    Senior Vice President and
                                                    Chief Financial Officer